UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                 (Amendment No. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2002
                                                           -------------


                           Constellation Brands, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                   001-08495
                                   ---------
                            (Commission File Number)


              Delaware                                   16-0716709
              --------                                   ----------
          (State or other                           (I.R.S. Employer
           jurisdiction of                           Identification  No.)
           incorporation)



             300 WillowBrook Office Park, Fairport, New York   14450
             -------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)


                                 (585) 218-2169
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

                                Explanatory Note
                                ----------------

     This Current Report on Form 8-K/A amends and restates the Current Report on Form 8-K dated April 4, 2002 and filed with the Securities and Exchange Commission on April 8, 2002 (the "Form 8-K") of Constellation Brands, Inc. (the "Company") to report that Arthur Andersen LLP issued its report on the consolidated financial statements of the Company for the fiscal year ended February 28, 2002 and is no longer providing services as the Company's principal independent auditor, and other related matters.

Item  4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
--------

     On April 4, 2002, the Board of Directors of Constellation Brands, Inc. (the "Company"), based on the recommendation of its Audit Committee, determined to dismiss Arthur Andersen LLP ("Andersen") as its independent public accountants, and to engage KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year ending February 28, 2003, effective upon the filing by the Company of its Annual Report on Form 10-K for the fiscal year ended February 28, 2002. Subsequent to April 4, 2002, Andersen issued its report on the consolidated financial statements of the Company for the fiscal year ended February 28, 2002. Andersen's report was issued in conjunction with the May 21, 2002 filing by the Company of its Annual Report on Form 10-K for the fiscal year ended February 28, 2002. As contemplated, upon filing of the Company's Annual Report on Form 10-K with the Securities and Exchange Commission on May 21, 2002, each of Andersen's dismissal and KPMG's engagement as the Company's independent public accountants became effective.

     Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended February 28, 2002, February 28, 2001 and February 29, 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended February 28, 2002, February 28, 2001 and February 29, 2000, and the subsequent interim period through May 21, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of any such disagreements in connection with its reports on the Company's consolidated financial statements for such years.

     None of the reportable events described under Item 304(a)(1)(v) of Securities and Exchange Commission's Regulation S-K occurred during the Company's fiscal years ended February 28, 2002, February 28, 2001 and February 29, 2000, and the subsequent interim period through May 21, 2002.

     The Company provided Andersen with a copy of the above disclosure. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated May 24, 2002, stating its agreement with these statements.

     During the fiscal years ended February 28, 2002, February 28, 2001 and February 29, 2000, and the subsequent interim period through May 21, 2002, the Company did not consult with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)  The following exhibits are filed as part of this Form 8-K/A.

     Exhibit No.     Description
     -----------     -----------

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 24, 2002, regarding change in certifying accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 24, 2002                        CONSTELLATION BRANDS, INC.


                                            By: /s/ Thomas S. Summer
                                                --------------------------------
                                                Thomas S. Summer, Executive Vice
                                                President and Chief Financial
                                                Officer

                                INDEX TO EXHIBITS

Exhibit No.      Description
-----------      -----------

    16.1         Letter   from   Arthur   Andersen  LLP  to  the  Securities and
                 Exchange Commission, dated May 24, 2002, regarding change in certifying accountant